
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Hospitality Properties, Inc. at June 30, 1998, and its statement of income for the six months then ended and is qualified in its entirety by reference to the Form 10Q of CNL Hospitality Properties, Inc. for the six months ended June 30, 1998.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          DEC-31-1998
<PERIOD-START>                             JAN-01-1998
<PERIOD-END>                               JUN-30-1998
<CASH>                                      19,156,223<F1>
<SECURITIES>                                         0
<RECEIVABLES>                                        0
<ALLOWANCES>                                         0
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F2>
<PP&E>                                               0
<DEPRECIATION>                                       0
<TOTAL-ASSETS>                              20,332,910
<CURRENT-LIABILITIES>                                0<F2>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                        23,778
<OTHER-SE>                                  20,216,882
<TOTAL-LIABILITY-AND-EQUITY>                20,332,910
<SALES>                                              0
<TOTAL-REVENUES>                               371,159
<CGS>                                                0
<TOTAL-COSTS>                                  169,186
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                                201,973
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                            201,973
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                   201,973
<EPS-PRIMARY>                                      .11
<EPS-DILUTED>                                      .11

<F1>Cash includes certificates of deposit totalling $1,500,417.
<F2>Due to the nature of its industry, CNL Hospitality Properties, Inc. has an unclassified balance sheet; therefore, no values are listed above for current assets and current liabilities.



